PaineWebber
S&P 500 Index Fund

                   ------------------------------------------
                                   PROSPECTUS

                               SEPTEMBER 30, 1999
                   ------------------------------------------

This prospectus offers Class A, Class C and Class Y shares of PaineWebber S&P 500 Index Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                                    Contents
                                    THE FUND

----------------------------------------------------------------------------------------------------------------
What every investor                           3                      S&P 500 Index Fund
should know about                             6                      More About Risks and Investment Strategies
the fund
                                      YOUR INVESTMENT

----------------------------------------------------------------------------------------------------------------
Information for                               7                      Managing Your Fund Account
managing your fund                                                   -- Flexible Pricing
account                                                              -- Buying Shares
                                                                     -- Selling Shares
                                                                     -- Exchanging Shares
                                                                     -- Pricing and Valuation
                                    ADDITIONAL INFORMATION

----------------------------------------------------------------------------------------------------------------

Additional important                         12                      Management
information about                            13                      Dividends and Taxes
the fund                                     14                      Financial Highlights

----------------------------------------------------------------------------------------------------------------
Where to learn more                                                  Back Cover
about PaineWebber
mutual funds

                         The fund is not a complete or
                          balanced investment program.

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                               Prospectus Page 2





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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                        PaineWebber S&P 500 Index Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

To replicate the total return of the S&P 500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index. The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund also invests, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its total market value relative to the total market value of all securities in the Index.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a 'passive' investment approach in attempting to replicate the investment performance of the S&P 500 Index rather than actively buying and selling stocks, some of which might not be included in the S&P 500 Index, in an effort to 'beat' the market. Mitchell Hutchins may use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. Mitchell Hutchins also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500'r' is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Mitchell Hutchins.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund.

Common stocks, which are the fund's main type of investment, generally fluctuate in value more than other investments. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. The fund's performance, however, generally will not be identical to that of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

More information about these and other risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.' In particular, see the following headings:

 Equity Risk

 Index Tracking Risk

 Derivatives Risk

 Foreign Securities Risk

Information on the fund's investment strategies and recent holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering such reports).

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                               Prospectus Page 3





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                         ------------------------------

                         PaineWebber S&P 500 Index Fund

                                  PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.

The table that follows the chart shows the average annual returns over several time periods for the fund's Class Y shares. The fund's other classes of shares have not been outstanding for a full calendar year. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS.)


                             [PERFORMANCE GRAPH]

YEAR         PERCENTAGES
----         -----------
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998           27.93%



Total return January 1, 1999 to June 30, 1999  -- 12.12%

Best quarter during years shown: 4th quarter 1998  -- 20.87%

Worst quarter during years shown: 3rd quarter 1998  -- (10.00)%

AVERAGE ANNUAL TOTAL RETURNS*
as of December 31, 1998

                                                             CLASS Y        S&P 500
CLASS                                                       (12/31/97)       INDEX
(INCEPTION DATE)                                            ----------       -----
One Year..................................................    27.93%         28.60%
Life of Class.............................................    27.93%         28.60%

------------
* Average annual total returns are not shown for Class A and Class C shares because those shares were not in existence for a full calendar year.

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                               Prospectus Page 4





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                         PaineWebber S&P 500 Index Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A   CLASS C    CLASS Y
                                                              -------   -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................    2.5%      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          1%     None
Exchange Fee................................................   None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                                              CLASS A   CLASS C    CLASS Y
                                                              -------   -------    -------
Management Fees.............................................   0.20%      0.20%     0.20%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00      0.00
Other Expenses..............................................   1.07       1.04      1.09
                                                               ----       ----      ----
Total Annual Fund Operating Expenses........................   1.52%      2.24%     1.29%
                                                               ----       ----      ----
                                                               ----       ----      ----
Expense Reimbursements*.....................................   0.92       0.89      0.94
                                                               ----       ----      ----
Net Expenses*...............................................   0.60%      1.35%     0.35%
                                                               ----       ----      ----
                                                               ----       ----      ----

------------

* The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the 'Net Expenses' rates for each class shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those 'Net Expenses' rates.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                          ------   -------   -------   --------
Class A.................................................   $310     $630     $  973     $1,941
Class C (assuming sale of all shares at end of
  period)...............................................    237      615      1,119      2,505
Class C (assuming no sale of shares)....................    137      615      1,119      2,505
Class Y.................................................     36      316        617      1,474

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                               Prospectus Page 5





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                         ------------------------------

                         PaineWebber S&P 500 Index Fund

                             MORE ABOUT RISKS
                        AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Index Tracking Risk. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

Foreign Securities Risk. The S&P 500 Index includes some U.S. dollar-denominated foreign securities. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

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                               Prospectus Page 6





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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers three classes of shares -- Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A and Class C shares that allows it to pay service and (for Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sale charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                              SALES CHARGE AS A PERCENTAGE OF:     DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                        OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                        --------------   -------------------   -------------------------------
Less than $100,000........................       2.50%               2.56%                      2.25%
$100,000 to $249,999......................       2.00                2.04                       1.75
$250,000 to $499,999......................       1.50                1.52                       1.25
$500,000 to $999,999......................       1.00                1.01                       0.75
$1,000,000 and over(1)....................       None                None                       0.50(2)

(1) A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 0.50% to PaineWebber.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

 your spouse, parents or children under age 21;

 your Individual Retirement Accounts (IRAs);

 certain employee benefit plans, including 401(k) plans;

 a company that you control;

 a trust that you created;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 accounts with the same adviser.

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                               Prospectus Page 7





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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

You may qualify for a complete waiver of the sales charge if you:

 Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

 Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

   --  you were the Financial Advisor's client at the competing brokerage firm;

   -- within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

   -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

 Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

 Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

 Acquire these shares through a PaineWebber InsightOne'sm' Program brokerage account.

Note: See the fund's SAI for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

You may be eligible to sell your shares without paying a contingent deferred sales charge if you:

 Are a 401(k) or a 403(b) qualified employee benefit plan with less than 100 eligible employees or less than $1 million in assets; or

 Are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000, and the proceeds are used to purchase interests in one or more of these pools.

Note: If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 Buy shares through PaineWebber's PACE Multi-Advisor Program;

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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

 Buy $10 million or more of PaineWebber fund shares at any one time;

 Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

 Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

     PFPC Inc.
     Attn.: PaineWebber Mutual Funds
     P.O. Box 8950
     Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 Mailing an application with a check; or

 Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

  To open an account.................  $1,000
  To add to an account...............  $  100

The fund may waive or reduce these amounts for:

 Employees of PaineWebber or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Frequent Trading The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

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                               Prospectus Page 9





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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

     PFPC Inc.
     Attn.: PaineWebber Mutual Funds
     P.O. Box 8950
     Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

Other Investors. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Buying Shares' for information on obtaining a signature guarantee.)

Mail the letter to:

     PFPC Inc.
     Attn.: PaineWebber Mutual Funds
     P.O. Box 8950
     Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for

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                               Prospectus Page 10

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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

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                               Prospectus Page 11

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                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the fund's investment adviser and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.8 billion.

PORTFOLIO MANAGERS

T. Kirkham Barneby and Frank Vallario are responsible for the day-to-day management of the fund's portfolio.

Mr. Barneby assumed his responsibilities for the fund at its inception on December 31, 1997. He is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994 after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mr. Vallario assumed his responsibilities for the fund on September 30, 1999. He is a vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets section (since June 1995).

ADVISORY FEES

The fund paid advisory fees to Mitchell Hutchins at the effective rate of 0% of its average daily net assets because Mitchell Hutchins waived all of its advisory fees. The contractual rate for the fund's advisory fees to Mitchell Hutchins is 0.20% of the fund's average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the fund has not asked shareholders to do so.

                                ---------------
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                               Prospectus Page 12

--------------------------------------------------------------------------------
                         ------------------------------

                         PaineWebber S&P 500 Index Fund

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will include distributions of both ordinary imcome and capital gain. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you how you should treat its dividends for tax purposes.

                                ---------------
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                               Prospectus Page 13

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                ---------------
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                               Prospectus Page 14

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber S&P 500 Index Fund

                               FINANCIAL HIGHLIGHTS
                                   (Continued)
--------------------------------------------------------------------------------

                                                                  CLASS A           CLASS C                    CLASS Y
                                                                -----------       -----------       -----------------------------
                                                                  FOR THE           FOR THE                            FOR THE
                                                                  PERIOD            PERIOD                              PERIOD
                                                                OCTOBER 2,        OCTOBER 7,                         DECEMBER 31,
                                                                  1998'D'           1998'D'          FOR THE           1997'D'
                                                                  THROUGH           THROUGH         YEAR ENDED         THROUGH
                                                                  MAY 31,           MAY 31,          MAY 31,           MAY 31,
                                                                   1999              1999              1999              1998
                                                                   ----              ----              ----              ----
Net asset value, beginning of period.....................         $ 12.83           $ 12.80           $14.12           $ 12.50
                                                                  -------           -------           ------           -------
Net investment income....................................           0.08*             0.02*            0.16*              0.06
Net realized and unrealized gains (losses) from
  investments and futures................................           4.03*             4.02*            2.68*              1.56
                                                                  -------           -------           ------           -------
Net increase (decrease) from investment operations.......            4.11              4.04             2.84              1.62
                                                                  -------           -------           ------           -------
Dividends from net investment income.....................           (0.12)            (0.10)           (0.12)               --
Distributions from net realized gains from investment
  transactions...........................................           (0.10)            (0.10)           (0.10)               --
                                                                  -------           -------           ------           -------
Total dividends and distributions to shareholders........           (0.22)            (0.20)           (0.22)               --
                                                                  -------           -------           ------           -------
Net asset value, end of period...........................         $ 16.72           $ 16.64           $16.74           $ 14.12
                                                                  -------           -------           ------           -------
                                                                  -------           -------           ------           -------
Total investment return(1)...............................           32.23%            31.77%           20.30%            12.96%
                                                                  -------           -------           ------           -------
                                                                  -------           -------           ------           -------
Ratios/Supplemental Data:
Net assets, end of period (000's)........................         $18,920           $23,813           $6,480           $12,892
Expenses to average net assets net of waivers and
  reimbursements from adviser............................            0.60%**           1.35%**          0.35%             0.35%**
Expenses to average net assets before waivers and
  reimbursements from adviser............................            1.52%**           2.24%**          1.29%             2.22%**
Net investment income to average net assets net of
  waivers and reimbursements from adviser................            0.87%**           0.17%**          1.12%             1.41%**
Net investment income (loss) to average net assets before
  waivers and reimbursements from adviser................           (0.06)%**         (0.73)%**         0.18%            (0.46)%**
Portfolio turnover rate..................................              62%               62%              62%                1%

------------------------
*  Calculated using average daily shares outstanding for the period

** Annualized

'D'  Commencement of issuance of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment returns for periods of less than one year have not been annualized.

                                ---------------
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                               Prospectus Page 15

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber S&P 500 Index Fund

TICKER SYMBOL: S&P 500 Index Fund Class:           A  : None
                                                   C  : PWSPX
                                                   Y  : None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund and about the operations of the SEC's Public Reference Room:

 For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
   Telephone: 1-800-SEC-0330

 Free, from the SEC's Internet website at: http://www.sec.gov





PaineWebber Index Trust
-- PaineWebber S&P 500 Index Fund
Investment Company Act File No. 811-08229



'c'1999 PaineWebber Incorporated


                                ---------------
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                              STATEMENT OF DIFFERENCES
                              ------------------------

The registered trademark symbol shall be expressed as ................... 'r'
The dagger symbol shall be expressed as ................................. 'D'
The copyright symbol shall be expressed as .............................. 'c'
The service mark symbol shall be expressed as............................ 'sm'